Deal Summary Report											CSFB05-8G6BBG

				Assumptions						Collateral
Settlement	31-Aug-05	Prepay		100 PPC			Balance		WAC	WAM	Age	WAL		Dur
1st Pay Date	25-Sep-05	Default		0 CDR	$125,531,915.00				6.23	358	2	4.64		3.691
		Recovery	0	months
Tranche		Severity		0%

	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
6FL1	41,250,000.00	3.94	09/05 - 06/35	4.25		0	0	Interp			27.09	0	25-Aug-05	FLT
6FL2	41,250,000.00	3.89	09/05 - 06/35	4.25		0	0	Interp			26.74	0	25-Aug-05	FLT
6IO1	41,250,000.00	0.05	09/05 - 06/35	4.25		0	0	Interp			0.34	0	25-Aug-05	FLT_IO
5A1	30,000,000.00	9.79	09/05 - 06/35	4.25		0	0	Interp			48.95	0	25-Aug-05	INV
6PT1	5,500,000.00	5.5	09/05 - 06/35	4.25		0	0	Interp			25.21	0	1-Aug-05	FIX
6B1	7,531,915.00	5.5	09/10 - 06/35	10.84	7.747	5.538	121	Interp	99-26.00	5850.42	34.52	7.552	1-Aug-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.728 4.036 4.078 4.146 4.318 4.525 4.230 4.411 4.472 4.590 4.748 5.011

CSFB05-8G6BBG - Dec - 6FL1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	83	74	66
25-Aug-07	100	82	65	50	37
25-Aug-08	100	73	51	33	20
25-Aug-09	100	65	39	21	9
25-Aug-10	100	58	30	13	3
25-Aug-11	100	52	23	8	*
25-Aug-12	100	46	18	5	0
25-Aug-13	100	41	14	3	0
25-Aug-14	100	37	11	2	0
25-Aug-15	100	33	9	1	0
25-Aug-16	97	29	7	1	0
25-Aug-17	94	25	5	1	0
25-Aug-18	91	22	4	*	0
25-Aug-19	88	19	3	*	0
25-Aug-20	85	17	2	*	0
25-Aug-21	81	14	2	*	0
25-Aug-22	77	12	1	*	0
25-Aug-23	73	10	1	*	0
25-Aug-24	69	9	1	*	0
25-Aug-25	64	7	1	*	0
25-Aug-26	59	6	*	*	0
25-Aug-27	54	5	*	*	0
25-Aug-28	49	4	*	*	0
25-Aug-29	43	3	*	*	0
25-Aug-30	36	3	*	*	0
25-Aug-31	30	2	*	*	0
25-Aug-32	23	1	*	*	0
25-Aug-33	15	1	*	*	0
25-Aug-34	7	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	21.88	8.22	4.25	2.64	1.86
Principal Window	Jul15-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Sep11

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - 6FL2

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	83	74	66
25-Aug-07	100	82	65	50	37
25-Aug-08	100	73	51	33	20
25-Aug-09	100	65	39	21	9
25-Aug-10	100	58	30	13	3
25-Aug-11	100	52	23	8	*
25-Aug-12	100	46	18	5	0
25-Aug-13	100	41	14	3	0
25-Aug-14	100	37	11	2	0
25-Aug-15	100	33	9	1	0
25-Aug-16	97	29	7	1	0
25-Aug-17	94	25	5	1	0
25-Aug-18	91	22	4	*	0
25-Aug-19	88	19	3	*	0
25-Aug-20	85	17	2	*	0
25-Aug-21	81	14	2	*	0
25-Aug-22	77	12	1	*	0
25-Aug-23	73	10	1	*	0
25-Aug-24	69	9	1	*	0
25-Aug-25	64	7	1	*	0
25-Aug-26	59	6	*	*	0
25-Aug-27	54	5	*	*	0
25-Aug-28	49	4	*	*	0
25-Aug-29	43	3	*	*	0
25-Aug-30	36	3	*	*	0
25-Aug-31	30	2	*	*	0
25-Aug-32	23	1	*	*	0
25-Aug-33	15	1	*	*	0
25-Aug-34	7	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	21.88	8.22	4.25	2.64	1.86
Principal Window	Jul15-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Sep11

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - 6IO1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	83	74	66
25-Aug-07	100	82	65	50	37
25-Aug-08	100	73	51	33	20
25-Aug-09	100	65	39	21	9
25-Aug-10	100	58	30	13	3
25-Aug-11	100	52	23	8	*
25-Aug-12	100	46	18	5	0
25-Aug-13	100	41	14	3	0
25-Aug-14	100	37	11	2	0
25-Aug-15	100	33	9	1	0
25-Aug-16	97	29	7	1	0
25-Aug-17	94	25	5	1	0
25-Aug-18	91	22	4	*	0
25-Aug-19	88	19	3	*	0
25-Aug-20	85	17	2	*	0
25-Aug-21	81	14	2	*	0
25-Aug-22	77	12	1	*	0
25-Aug-23	73	10	1	*	0
25-Aug-24	69	9	1	*	0
25-Aug-25	64	7	1	*	0
25-Aug-26	59	6	*	*	0
25-Aug-27	54	5	*	*	0
25-Aug-28	49	4	*	*	0
25-Aug-29	43	3	*	*	0
25-Aug-30	36	3	*	*	0
25-Aug-31	30	2	*	*	0
25-Aug-32	23	1	*	*	0
25-Aug-33	15	1	*	*	0
25-Aug-34	7	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	21.88	8.22	4.25	2.64	1.86
Principal Window

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - 5A1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	83	74	66
25-Aug-07	100	82	65	50	37
25-Aug-08	100	73	51	33	20
25-Aug-09	100	65	39	21	9
25-Aug-10	100	58	30	13	3
25-Aug-11	100	52	23	8	*
25-Aug-12	100	46	18	5	0
25-Aug-13	100	41	14	3	0
25-Aug-14	100	37	11	2	0
25-Aug-15	100	33	9	1	0
25-Aug-16	97	29	7	1	0
25-Aug-17	94	25	5	1	0
25-Aug-18	91	22	4	*	0
25-Aug-19	88	19	3	*	0
25-Aug-20	85	17	2	*	0
25-Aug-21	81	14	2	*	0
25-Aug-22	77	12	1	*	0
25-Aug-23	73	10	1	*	0
25-Aug-24	69	9	1	*	0
25-Aug-25	64	7	1	*	0
25-Aug-26	59	6	*	*	0
25-Aug-27	54	5	*	*	0
25-Aug-28	49	4	*	*	0
25-Aug-29	43	3	*	*	0
25-Aug-30	36	3	*	*	0
25-Aug-31	30	2	*	*	0
25-Aug-32	23	1	*	*	0
25-Aug-33	15	1	*	*	0
25-Aug-34	7	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	21.88	8.22	4.25	2.64	1.86
Principal Window	Jul15-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Sep11

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - 6PT1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	83	74	66
25-Aug-07	100	82	65	50	37
25-Aug-08	100	73	51	33	20
25-Aug-09	100	65	39	21	9
25-Aug-10	100	58	30	13	3
25-Aug-11	100	52	23	8	*
25-Aug-12	100	46	18	5	0
25-Aug-13	100	41	14	3	0
25-Aug-14	100	37	11	2	0
25-Aug-15	100	33	9	1	0
25-Aug-16	97	29	7	1	0
25-Aug-17	94	25	5	1	0
25-Aug-18	91	22	4	*	0
25-Aug-19	88	19	3	*	0
25-Aug-20	85	17	2	*	0
25-Aug-21	81	14	2	*	0
25-Aug-22	77	12	1	*	0
25-Aug-23	73	10	1	*	0
25-Aug-24	69	9	1	*	0
25-Aug-25	64	7	1	*	0
25-Aug-26	59	6	*	*	0
25-Aug-27	54	5	*	*	0
25-Aug-28	49	4	*	*	0
25-Aug-29	43	3	*	*	0
25-Aug-30	36	3	*	*	0
25-Aug-31	30	2	*	*	0
25-Aug-32	23	1	*	*	0
25-Aug-33	15	1	*	*	0
25-Aug-34	7	*	*	*	0
25-Aug-35	0	0	0	0	0

WAL	21.88	8.22	4.25	2.64	1.86
Principal Window	Jul15-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Sep11

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - 6B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	100	100	100
25-Aug-07	100	100	100	100	100
25-Aug-08	100	100	100	100	100
25-Aug-09	100	100	100	100	100
25-Aug-10	100	100	100	100	100
25-Aug-11	100	97	94	90	86
25-Aug-12	100	93	86	78	53
25-Aug-13	100	87	75	63	32
25-Aug-14	100	80	63	47	19
25-Aug-15	100	72	50	33	11
25-Aug-16	97	63	39	23	7
25-Aug-17	94	55	30	15	4
25-Aug-18	91	48	23	10	2
25-Aug-19	88	42	18	7	1
25-Aug-20	85	36	14	5	1
25-Aug-21	81	31	11	3	*
25-Aug-22	77	27	8	2	*
25-Aug-23	73	23	6	1	*
25-Aug-24	69	19	5	1	*
25-Aug-25	64	16	3	1	*
25-Aug-26	59	13	3	*	*
25-Aug-27	54	11	2	*	*
25-Aug-28	49	9	1	*	*
25-Aug-29	43	7	1	*	*
25-Aug-30	36	5	1	*	*
25-Aug-31	30	4	*	*	*
25-Aug-32	23	3	*	*	*
25-Aug-33	15	2	*	*	*
25-Aug-34	7	1	*	*	*
25-Aug-35	0	0	0	0	0

WAL	21.88	13.96	10.84	9.32	7.66
Principal Window	Jul15-Jun35	Sep10-Jun35	Sep10-Jun35	Sep10-Jun35	Sep10-Jun35

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G6BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	92	84	76	68
25-Aug-07	100	83	67	53	41
25-Aug-08	100	75	54	37	24
25-Aug-09	100	67	43	26	15
25-Aug-10	100	60	34	18	9
25-Aug-11	100	54	28	13	5
25-Aug-12	100	49	22	9	3
25-Aug-13	100	44	18	6	2
25-Aug-14	100	40	14	4	1
25-Aug-15	100	36	11	3	1
25-Aug-16	97	31	9	2	*
25-Aug-17	94	27	7	1	*
25-Aug-18	91	24	5	1	*
25-Aug-19	88	21	4	1	*
25-Aug-20	85	18	3	*	*
25-Aug-21	81	15	2	*	*
25-Aug-22	77	13	2	*	*
25-Aug-23	73	11	1	*	*
25-Aug-24	69	10	1	*	*
25-Aug-25	64	8	1	*	*
25-Aug-26	59	7	1	*	*
25-Aug-27	54	5	*	*	*
25-Aug-28	49	4	*	*	*
25-Aug-29	43	3	*	*	*
25-Aug-30	36	3	*	*	*
25-Aug-31	30	2	*	*	*
25-Aug-32	23	1	*	*	*
25-Aug-33	15	1	*	*	*
25-Aug-34	7	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	21.88	8.56	4.64	3.04	2.21
Principal Window	Jul15-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35	Sep05-Jun35

LIBOR_1MO	3.54	3.54	3.54	3.54	3.54
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.